Statement of Additional Information Supplement	October 17, 2014

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

The first paragraph in the sub-section “Additional Dealer Payments – Program Servicing Payments” in the section entitled “DISTRIBUTION PLANS” is replaced with the following:

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through retirement plans, dealer platforms, and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant or shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance and services rendered in connection with retirement plans, such as fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants or shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

PUTNAM INVESTMENTS	SAI sticker - 10/17/2014